UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2005

ArQule, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21429	04-3221586
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-994-0375

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2005, the Board of Directors (the "Board") of ArQule, Inc. (the "Company") adopted the ArQule, Inc. 2005 Director Stock Compensation Plan (the "Director Compensation Plan"). Pursuant to the Director Compensation Plan, the Company’s non-employee directors may elect to receive all or part of their compensation for their service as a director in the form of Company common stock, in lieu of fees payable in cash. A copy of the Plan is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Director Compensation Plan will become effective upon the filing of a registration statement on Form S-8 registering the sale of our common stock under the plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 ArQule, Inc. 2005 Director Stock Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ArQule, Inc.

November 17, 2005	By:	Louise A. Mawhinney

Name: Louise A. Mawhinney
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	ArQule, Inc. 2005 Director Stock Compensation Plan